NORTHEAST
                                   INVESTORS
                                  GROWTH FUND
                                 A NO LOAD FUND
                                   Prospectus
                                  May 1, 2011

                        NORTHEAST INVESTORS GROWTH FUND
                               100 High Street
                          Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                         SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                  May 1, 2011
                             Trading Symbol - NTHFX

This prospectus explains the investment objective, policies, strategies and risks associated with the Fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS                                                       Page

SUMMARY SECTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Fees and Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . 2
FUND PROFILE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Investment Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . 4
Principal Investment Strategies . . . . . . . . . . . . . . . . . . . . . 4
Principal Risks . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
Suitability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
FUND MANAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
SALES WITHOUT "SALES CHARGE" . . . . . . . . . . . . . . . . . . . . .  . 7
SHAREHOLDER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .. 7
General Information . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
Account Registrations . . . . . . . . . . . . . . . . . . . . . . . . . . 8
Buying Shares. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9
Selling Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .11
Exchanging Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . 13
Tax Consequences . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
Fund Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
FINANCIAL HIGHLIGHTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 15
ADDITIONAL INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . .  17


SUMMARY SECTION

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Statement of Additional Information and the most recent reports to shareholders, online at www.northeastinvestors.com. You can also get this information at no cost by calling 800-225-6704 or by sending an email to website@northeastinvestors.com. The Fund's statutory prospectus, Statement of Additional Information and most recent reports to shareholders are all incorporated into and made part of this Summary Prospectus by reference.

Investment Objective:
Northeast Investors Growth Fund (the 'Fund') is a no-load fund whose primary objective is to produce long-term capital appreciation for its shareholders.

Fees and Expenses:
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases None
Maximum Deferred Sales Charge (Load) None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends None
Redemption Fee None

Annual Fund Operating Expenses (Expenses Deducted From
Fund Assets)
Management Fee .61%
Distribution (12b-1 Fees) None
Other Expenses .78%
Including:
Interest Expense .01%
Operating Expense .77%
Total Annual Fund Operating Expenses 1.39%

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                1 year 3 years 5 years 10 years
                 $142    $440    $761   $1,669

Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15% of the average value of its portfolio.

Primary Investment Strategies:
The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

Principal Risks:
Stock Market Risks: The value of your investment has the potential to depreciate due to stock market volatility. Different market sectors or types of equity securities can react differently to changes in investor psychology or to developments in economic, political, regulatory, issuer, or market conditions.

Portfolio Risks: Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

Manager Risk: There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Performance Information:
The following performance related information provides some indication of the risks of investing in the Fund. The bar chart shows how the Fund's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Fund shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Fund shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Fund may experience short-term swings of performance as suggested by the best and worst calendar quarter returns.

Average Annual Total Return for the Periods Ended December 31, 2010
                                                        1 Year 5 Years 10 Years
Northeast Investors Growth Fund
Return before taxes                                     16.38%   1.76%    0.82%
Return after taxes on distributions                     16.31%   1.35%    0.40%
Return after taxes on distributions and sale of
Fund Shares                                             10.64%   1.50%    0.60%
Standard & Poor's 500 Index1                            15.07%   2.28%    1.41%
1 The unmanaged Standard & Poor's 500 Index is shown for comparative purposes only and reflects no adjustments for fees, expenses or taxes.

Annual Total Returns:
The following bar chart shows the change in value of the Fund's shares over the past 10 years. It illustrates how the returns can differ one year to the next.

Calendar Years
   2001    2002   2003  2004   2005  2006   2007    2008   2009   2010
-17.15% -22.67% 28.39% 8.56% 11.38% 9.24% 13.90% -41.61% 29.05% 16.38%

Table Omitted

Best quarter: 2nd quarter 2003, up 14.17%
Worst Quarter: 4th quarter 2008, down 22.79%

Fund Management:
Northeast Management & Research Company Inc.("NMR") is the Fund's investment advisor. As the manager, NMR is responsible for choosing the Fund's investments. William A. Oates, Jr. is President of NMR and is also the Fund's President and portfolio manager. He has served in these capacities since the Fund's inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund's portfolio and works with John Francini and Nancy Mulligan, directors of NMR and officers of the Fund, in developing and executing the Fund's investment program.

Purchasing and Redeeming Shares:
You may purchase or redeem shares of the Fund on any business day by mail
(100 High Street, Suite 1000, Boston, MA 02110) or fax (617)742-5666. You may also purchase additional shares for an established account by telephone at 800-225-6704 or online at www.northeastinvestors.com. Shares may be purchased by scheduled electronic bank transfers, by check, or by wire. All redemption requests must be in writing and must include a medallion signature guarantee if the redemption is in excess of $10,000. You will receive redemption proceeds by check or by scheduled electronic bank transfers. You generally buy and redeem shares at the Fund's next-determined net asset value (NAV) after the Fund receives your request in good order. The NAV is determined only on days when the New York Stock Exchange (NYSE) is open for regular trading. The minimum initial purchase is $1000 ($500 for IRAs). There is no minimum for subsequent investments.

Tax Information:
The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a taxdeferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers or Other Financial Intermediaries:
The Fund does not pay broker-dealers or financial intermediaries for the sale of Fund shares.



FUND PROFILE

Investment Objectives
The objective of Northeast Investors Growth Fund (the 'Fund') is to produce long term capital appreciation for its shareholders.

Principal Investment Strategies
The Fund maintains a flexible investment policy which primarily targets common stocks of large domestic companies. The Fund emphasizes well-known companies which it believes to have strong management, solid financial fundamentals and are established leaders in their industries. The Fund generally invests in companies with market capitalizations in excess of $10 billion.

The investment policy allows the Fund to achieve its objective through the purchase of common stocks of both domestic and foreign issuers (ADRs). The Fund may also invest in securities convertible into common stocks, preferred stocks, corporate bonds, warrants or money market instruments. Over the past decade, common stocks have represented at least 95% of the Fund's portfolio.

From time to time the Fund will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Fund's total assets. The amount of leverage outstanding at any one time cannot be determined in advance. Management may vary the amount of borrowing from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions, the Fund may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when management believes that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Fund should adopt a temporary defensive policy. When so invested, the Fund may not achieve its investment objectives.

In addition to the strategies mentioned above, the Fund may lend its securities to certain approved broker dealers to generate additional income for the Fund.

Events in the financial markets have resulted in, and may again in the future cause, increased volatility. In addition, investments which were traditionally liquid may experience periods of diminished liquidity. Due to the interdependence among markets, events in one market may adversely impact other markets or issuers in unforeseen ways. In addition, governmental and regulatory responses to market events may impair the Fund's ability to pursue certain investment techniques or strategies or may have unexpected consequences on particular markets or issuers.

Principal Risks

Stock Market Risks. The value of your investment has the potential to depreciate due to stock market volatility. This may be in response to changes in investor psychology or to developments in economic, political, regulatory, issuer or market conditions, here or abroad. Different market sectors and different types of equity securities can react differently to these changing conditions.

Portfolio Risks. Changing economic and market conditions as well as declining fundamentals, such as revenues or earnings per share, associated with individual companies or industries that the Fund is invested in, can affect the value of your investment. The degree to which the Fund's share price reacts to these factors will depend upon the Fund's level of exposure to the areas that are being affected.

"Growth Stock" Volatility. Growth stocks can perform differently and be more volatile than other types of stocks and the market as a whole. Growth stocks may be more sensitive to changes in revenues or earnings news than other types of stocks.

Foreign Exposure. There is an increased risk associated with investments in foreign securities. Declining foreign currencies or adverse economic or political events overseas can make the foreign markets more volatile than the U.S. market.

Manager Risk. There is the chance that poor security selection may result in losses or poor performance even in a rising market as compared to other funds with similar investment philosophies.

Leverage. Borrowed funds can cause the net asset value to decrease faster in a falling market. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore involve additional risk.

Suitability

The Fund may be appropriate for investors who seek one or more of the following:

* capital appreciation of their investment over the long-term;
* a fund emphasizing established companies with consistent earnings growth.

You should also consider the following:
* an investment in the Fund involves risk and should be part of a balanced investment program;
* the Fund is generally for equity investors with longer-term investment horizons willing to wait out bear markets;
* there is a risk that you could lose money by investing in the Fund, and there is no assurance that it will achieve its investment objectives;
* Fund shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.


FUND MANAGEMENT

Northeast Management & Research Company, Inc. ("NMR"), located at 100 High Street, Boston, MA 02110, is the Fund's investment manager. As the manager, NMR is responsible for choosing the Fund's investments. NMR is subject to the general supervision of the Fund's Trustees.

NMR is a corporation organized in July, 1980 to manage the Fund, and at present engages in no other activities. William A. Oates, Jr. is President ofNMR and is also the President and portfolio manager of the Fund. He has served in these capacities since the Fund's inception in 1980. Mr. Oates has day-to-day responsibility for managing the Fund's portfolio, and works with John Francini and Nancy Mulligan, directors of NMR and officers of the Fund, in developing and executing the Fund's investment program.

Additional information related to each portfolio manager's compensation, ownership percentages and other accounts managed may be found in the Statement of Additional Information.

NMR serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund. It also provides the Fund's executive management and office space.

A discussion regarding the basis for the Trustees approving the extension of the Advisory and Service Contract with NMR is available in the Fund's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2010.

From time to time a Trustee or an employee of Northeast Investors Growth
Fund may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Fund or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Growth Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

Northeast Investors Growth Fund and NMR personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund, pursuant to Codes of Ethics that establish procedures for personal investing and restrict certain transactions.

Expenses
Pursuant to the Advisory and Service contract, the Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, .75% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and .50% of such average daily net assets for the month in excess of $30,000,000 during such month. For the fiscal year ended December 31, 2010, the management fee by the Fund to NMR was ..61% of the Fund's average net assets. Additional disclosure regarding compensation and Fund shares held beneficially by the Trustees and portfolio managers may be found in the Statement of Additional Information.

Other than the management fee, the Fund pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Fund which are paid by it directly. These include expenses such as taxes, custodian fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Fund also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, transfers and redemption of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"

The Fund offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.

SHAREHOLDER INFORMATION

General Information

For account, product and service information, please use the following website, telephone number or address:

* For information over the Internet including on-line access to your account, visit the Fund's website at www.northeastinvestors.com:
* For information over the telephone use 1-800-225-6704;
* For information by mail use
Northeast Investors Growth Fund
100 High Street
Boston, MA 02110-2301

Backup withholding - By law Northeast Investors Growth Fund must withhold
28% of any taxable distributions or redemptions from your account if you do not:

* Provide us with your correct taxpayer identification number;
* Certify that the taxpayer identification number is correct; and
* Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Growth Fund must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Growth Fund is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Fund. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Fund.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Growth Fund may reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only.
If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Fund's tax consequences for you.

Account Registrations

Some of the different ways to register your account with the Fund are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Fund.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/Pay on Death (POD)
Beneficiary designation on account (special application required)

Retirement
For tax-advantaged retirement savings

* Traditional Individual                * Coverdell Education Savings
Retirement Accounts (IRAs)                Plan (formerly Educational
* Roth IRAs                               IRAs)
* Roth Conversion IRAs                  * Simplified Employee Pension
* Rollover IRAs                           Plans (SEP-IRAs)

Uniform Gifts or Transfers to a Minor Account (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Buying Shares

Your initial investment must be accompanied by a completed application. The form is included along with the Prospectus, or one can be obtained from our website. You may purchase shares of the Fund at the per share net asset value ("NAV") next determined after the Fund or an authorized broker or agent receives your purchase order. There is no sales charge or commission. The Fund computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Fund's portfolio securities. When reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information about any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations.

The Fund may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices its portfolio, generally at 4:00 p.m. ET. Brokers or dealers may accept purchase and sale orders for shares of the Fund and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Fund.

Short-term or excessive trading into and out of the Fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Fund to utilize its line of credit or initiate portfolio transactions during unfavorable periods in markets in which the Fund trades. Excessive trading can also cause the Fund to maintain higher cash balances than it otherwise would, which may lower the Fund's performance in times of rising markets. The costs incurred from the short-term traders are borne by all investors. While the Fund cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with intermediaries where the Fund does not receive the underlying individual trading activity, the Fund's Board of Trustees has adopted policies and procedures designed to help identify such short-term trading activity, and the Fund has entered into agreements with intermediaries to improve the information it receives concerning omnibus accounts. The Fund reserves the right to reject any purchase request, including exchanges, that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Fund shares are monitored daily. Whenever such monitoring discloses that a shareholder has made purchases and sales of Fund shares within a 90 day period, further reviews are made to determine if the trading was excessive and, if so, whether the effect upon the Fund could be harmful. If it is determined that there could be such an effect, the shareholder will be warned or notified that further purchases, including exchanges, of shares of the Fund will not be accepted. The Fund may reply to inquiries concerning its policies, but does not enter in arrangements with any person to permit frequent purchases and redemptions of Fund shares. The Fund does not consider transactions from automatic purchase or redemption plans in this category.

How to purchase shares

By Check Mail your check and a completed account application to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to:
                Northeast Investors Growth Fund and mail to
                100 High Street, Boston, MA 02110-2301.

By Telephone*   You may make purchases to your already existing
                account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange     You can purchase shares with the proceeds of an
Purchase        exchange from Northeast Investors Trust. The Fund
                accepts exchange orders in writing, by fax or by telephone.

* NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be cancelled and you may be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Fund may have incurred as a result. Telephone purchases may dilute the future appreciation of the NAV if payment is not made promptly.

Your purchase price

You buy shares at the next determined NAV after Northeast Investors Growth
Fund receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (NYSE), generally 4 p.m. ET, you will buy your shares at that day's NAV. This is known as trade date.

When you place an order to buy shares, note the following:

* The minimum initial investment in the Fund for each account is $1,000 ($500 for IRAs). There is no minimum for subsequent investments either by mail, telephone or exchange. The Fund, in its discretion, may waive or lower purchase minimums in certain circumstances (e.g. accounts opened with the proceeds of distributions from existing retirement accounts, accounts utilizing the Automated Investment Plan (AIP) feature, etc.);
* Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;
* The Fund does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;
* There is a $50,000 maximum for telephone investments. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit. This limit may not pertain to institutional accounts;
* No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been initiated;
* Future purchases - Northeast reserves the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange;
* The Fund may reject initial investments if certain required information is not provided on the new account application;
* Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or cancelled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Fund's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

No specific election is required on the Application to obtain telephone exchange or purchase privileges. The Fund will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Fund does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares

You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the next determined NAV at the close of the New York Stock Exchange (NYSE) after the redemption request has been received. Redemptions may be suspended or payment dates delayed on days when the NYSE is closed other than weekends or holidays. The Fund generally does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

* The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to (617)742-5666 or
(617) 523-5412 before the close of the NYSE;
* The request includes any certificates issued representing the shares to be redeemed, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;
* For redemptions in excess of $10,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Fund from fraudulent activity. A notary public is not an acceptable guarantor;
* In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);
* If shares to be redeemed represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;
* Redemption checks will only be made payable to the registered shareholder(s);
* A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;
* Telephone redemptions will not be accepted;
* Telephone instructions from the registered owner to exchange shares of the Fund for shares of Northeast Investors Trust will be accepted;
* The Fund reserves the right not to process redemption requests from shareholders who request redemptions of less than $10,000 without a signature guarantee on consecutive days;
* Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or cancelled and monies withheld.

The Fund reserves the right to deliver assets, in whole or in part, in kind in lieu of cash. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Fund assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Fund, and are governed by federal tax law alone.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares in another fund. As a shareholder, you have the privilege of exchanging shares of the Fund for shares of Northeast Investors Trust without any charge.

However, you should note the following policies and restrictions governing exchanges:

* You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;
* Before exchanging into a fund, read its prospectus;
* Exchanges may have tax consequences for you;
* If the shares to be exchanged represent an investment made by check, the Fund reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;
* Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the Fund per calendar year;
* Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;
* If you are exchanging between accounts that are not registered in the same name, address and taxpayer identification number (TIN), there may be additional requirements;
* Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or cancelled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions

The Fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The Fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Fund's distributions:

(1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Fund. If you do not indicate a choice on your application, you will be assigned this option;
(2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Fund;
(3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

Note: For quicker access to your cash distributions, the Fund recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive your distributions paid by check and your check remains uncashed for a period of more than six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences

As with any investment, your investment in the Fund could have tax consequences for you. This prospectus provides only general tax information. If you are investing through a tax-advantaged retirement account, such as an IRA, special tax rules may apply. Otherwise you should consider these tax consequences.

Taxes on Distributions: Distributions you receive from the Fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the Fund's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income.

The Fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Fund will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions: Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Fund is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

Fund Policies

The Fund will make available the following statements and reports:
* Confirmation of each purchase and sale;*
* Confirmation of your dividend/capital gains payments;*
* Financial reports (every six months);*
* Prospectus;*
* Year-end statement.

* These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

The Fund may charge a fee for the retrieval of certain historical account documents such as copies of prior year-end statements or account applications.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct , that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Fund to withhold 28% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended December 31, 2010 is included in the Statement of Additional Information, which is available upon request and without charge.

Per Share Data^

                                                                                Year Ended December 31,
                                                                          2010     2009    2008     2007     2006

Net Asset Value:
 Beginning of Period                                                    $15.15   $11.74   $20.19   $20.10   $18.40
Income From Investment Operations:
Net Investment Income/(Loss)                                              0.01     0.02     0.05     0.02     0.01
Net Realized and Unrealized Gain(Loss) on Investment                      2.47     3.39    (8.45)    2.71     1.69
Total from Investment Operations                                          2.48     3.41    (8.40)    2.73     1.70
Less Distributions:
Net Investment Income                                                    (0.03)    0.00    (0.05)   (0.04)    0.00
Capital Gain                                                              0.00     0.00     0.00    (2.60)    0.00
Total Distributions                                                      (0.03)    0.00    (0.05)   (2.64)    0.00
Net Asset Value:
 End of Period                                                          $17.60   $15.15   $11.74   $20.19   $20.10
                                                                        --------------------------------------
Total Return                                                             16.38%   29.05%  -41.61%   13.90%   9.24%

Ratios & Supplemental Data

Net Assets End of Period (in thousands)                                  $93,264 $92,364  $78,453 $145,440 $139,927
Ratio of Operating Expenses to Average Net Assets (includes interest
 expense)                                                                 1.39%    1.60%    1.27%    1.10%    1.15%
Ratio of Interest Expenses to Average Net Assets                          0.01%    0.00%*   0.00%*   0.01%    0.00%*
Ratio of Net Investment Income to Average Net Assets                      0.03%    0.16%    0.29%    0.11%    0.08%
Portfolio Turnover Rate                                                    15%      36%      45%      40%      52%

^ Average share method used to calculate per share data
* Amount is less than .01%

ADDITIONAL INFORMATION

You can find additional information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Fund and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this Prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Fund's investments is available in the Fund's Annual and Semiannual reports to shareholders. In each report, you will find a discussion of the market conditions and investment strategy that significantly affected the Fund's performance during the period.

QUARTERLY FUND HOLDINGS. The Fund has adopted policies and procedures relating to disclosure of the Fund's portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Fund's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website or the SEC's website free of charge.

You may obtain a free copy of the Fund's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Fund at:

                        Northeast Investors Growth Fund
                               100 High Street
                                Boston, MA 02110
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Fund at the SEC's
Public Reference Room in Washington, D.C. You can call the SEC at
1-202-942-8090 for information about the operation of the Public Reference
Room. Reports and other information about the Fund are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

The Fund's reference number as a registrant under the Investment Company Act of 1940 is 811-3074.

Please address all correspondence to:
Northeast Investors Growth Fund
100 High Street
Boston, MA 02110-2301



                         NORTHEAST INVESTORS GROWTH FUND
                               100 High Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704


                          Shares of Beneficial Interest

                       STATEMENT OF ADDITIONAL INFORMATION


                                   May 1, 2011


         This Statement of Additional Information supplements the Prospectus for the Fund dated May 1, 2011 and should be read in conjunction with the Prospectus. A copy of the Prospectus may be obtained from the Fund at the above address, by calling the telephone number above or by visiting our website at www.northeastinvestors.com. This Statement of Additional Information is not a Prospectus.



              TABLE OF CONTENTS                                            Page

The Fund                                                                    B-2
Investment Objectives, Policies and Restrictions; General                   B-2
Trustees and Officers                                                       B-4
Advisory and Service Contract                                               B-7
Custodian and Independent Registered Public Accounting Firm                 B-9
Brokerage                                                                   B-9
Price and Net Asset Value                                                   B-9
Shareholder Plans                                                           B-10
Tax-Advantaged Retirement Plans                                             B-11
Dividends, Distributions & Federal Taxes                                    B-12
Additional Information
     Security Lending                                                       B-13
     Repurchase Agreements                                                  B-13
     Leverage                                                               B-13
Capital Shares                                                              B-14
Proxy Voting Guidelines                                                     B-14
Historical Performance Information                                          B-16
Financial Statements                                                        B-18


                                    THE FUND


        Northeast Investors Growth Fund, herein called the Fund, is a diversified open-end management company originally organized in 1980 under the laws of The Commonwealth of Massachusetts as a corporation and converted to a Massachusetts business trust in 1987.

            INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS; GENERAL

         As explained in the Prospectus, the Fund's objective is to produce long-term growth for its shareholders. This objective is pursued through a flexible policy emphasizing investments in common stocks and permitting investments in money market instruments and corporate bonds.

         In pursuing this objective it is the fundamental policy of the Fund not to engage in any of the following activities or investment practices. These restrictions may not be changed without the approval of a majority of the outstanding shares. The Fund may not : (1) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the value of the Fund's total assets at market value to be invested in the securities of such issuer(other than obligations of the U.S. Government and its
instrumentalities);   (2) Purchase the securities of any issuer if such
purchase, at the time thereof, would cause more that 10% of any class of securities, or of the outstanding voting securities, of such issuer to be held in the Fund's portfolio; (3) Purchase securities of other investment companies except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger, and in no event may investments in such securities exceed 10% of the value of the total assets of the Fund. The Fund may not purchase or retain securities issued by another open-end investment company; (4) Purchase any securities if such purchase, at the time thereof would cause more than 25% of the value of the Fund's assets to be invested in securities of companies in any one industry; (5) Invest in the securities of companies which, including predecessors, have a record of less than three years continuous operation, although it may invest in the securities of regulated public utilities or pipe-line companies which do not have such a
record;   (6) Purchase any securities or other property on margin, engage in short sales (unless by virtue of its ownership of other securities equivalent in kind and amount to the securities sold without incurring additional costs) or
purchase or sell puts or calls, or combinations thereof;   (7) Invest in
companies for the purpose of exercising control or management;   (8) Buy or sell
real estate, commodities or commodity (futures) contracts unless acquired as a result of ownership of securities; (9) Underwrite securities issued by others;
(10) Make loans to other persons (except by purchase of bonds and other obligations constituting part of an issue, limited, in the case of privately offered securities, to 10% of the Fund's total assets). However, the Fund may lend its portfolio securities to broker-dealers or other institutional investors if, as a result thereof, the aggregate value of all securities loaned does not
exceed 33 1/3% of the total assets of the Fund;   (11) Purchase or retain
securities issued by an issuer if the officers, Trustees and Directors of the Fund and of the Adviser, together, own beneficially more than 5% of any class of securities of such issuer; (12) Issue senior securities, except that the Fund may borrow from banks in an amount which does not exceed 25% of the Fund's total assets.

         In addition, the Fund may not purchase warrants in excess of 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the placeStateNew York or American Stock Exchange. Warrants acquired by the Fund at any time in units or attached to securities are not subject to this restriction.

         The Fund will not purchase securities which are not readily marketable (including repurchase agreements with maturities in excess of seven days) if such purchase, at the time thereof, would result in more that 10% of the Fund's net assets being invested in such securities.

         The restrictions in the two preceding paragraphs are not fundamental and may be changed by the Board of Trustees without shareholder approval or notification.

         The Fund does not intend to engage in trading for short-term profits, and portfolio turnover will be limited in accordance with the Fund's objective of producing long-term growth. This does not, however, preclude an occasional investment for the purpose of short-term capital appreciation. During the fiscal years ended December 31, 2010 and 2009 the rates of total portfolio turnover were 15% and 36% respectively. Although investment policy or changed circumstances may require, in the opinion of management, an increased rate of such portfolio turnover, the Adviser does not anticipate that such turnover will be substantially in excess of that experienced by the Fund in recent years.

          The Fund has adopted policies and procedures with respect to the disclosure of portfolio securities. The Fund will file a complete portfolio schedule with the SEC on form N-CSR within ten (10) days of the transmission to shareholders of any annual or semiannual report; these are generally transmitted within sixty (60) days after the close of the fiscal period covered by the report. The Fund will also file a complete portfolio schedule with the SEC on form N-Q not later than sixty (60) days after the close of the first and third fiscal quarters. The Fund will not make available any other schedule of portfolio holdings to any person or institution other than in the ordinary course of business, such as to certain third party providers for services which require access the Fund's portfolio. For example, our independent registered public accounting firm performs annual audits which require access to the Fund's portfolio. Also the Fund's custodian maintains an up-to-date list of the Fund's holdings. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio information. The Fund may also make quarterly portfolio holdings available to ranking or ratings agencies, but only after the information has been filed with the SEC or posted on our website. Certain agencies may contract with the Fund to receive the portfolio holdings monthly, buy may not make the information available to the public until 60 days after each calendar quarter or until posted on our website.

         The Fund has adopted a Code of Ethics governing personal securities transactions by persons (access persons) associated with the Fund who have access to information about its investment operations. The Code does permit investments by Fund personnel for their own accounts, but requires pre-approvals for certain investments and systematic reporting as required by law. The Code of Ethics of the Fund is on file as an exhibit to this registration statement and may be obtained through the Securities Exchange Commission.

TRUSTEES AND OFFICERS

         The Trustees of the Fund are William A. Oates Jr.,
John C. Emery, Michael Baldwin, and F. Washington Jarvis. Under Massachusetts law, the Trustees are generally responsible for overseeing the operation and management of the Fund. The table below provides certain information about the Fund's Trustees and Officers. The mailing address for the Trustees and Officers of the Fund is 100 High Street, Boston, MA 02110-2301.

                                                        Principal Occupation(s) and Other
Name/Age/Service *                  Position            Directorships During the Past Five Years

                                    Interested Trustees and Fund Officers

William A. Oates, Jr.**             Trustee and         Trustee and President of Northeast Investors Growth Fund;
Age: 68                             President           President and Director of Northeast Investment Management, Inc.;
Years of Service: 30                                    President and Director of Northeast Management & Research Co., Inc.;

Gordon C. Barrett                   Senior Vice         Chief Financial Officer of Northeast Investors Growth Fund and
Age: 54                             President & Chief   Northeast Investors Trust; Officer of Northeast Investment
Years of Service: 17                Financial Officer   Management, Inc. (until Oct. 2010)


Robert B. Minturn                   Clerk,              Officer of Northeast Investors Trust, Northeast Investors Growth
Age: 71                             Vice President,     Fund (Trustee until Nov. 2008) and Northeast Investment
Years of Service: 30                and Chief Legal     Management, Inc.
                                    Officer

David A. Randall                    Chief Compliance    Vice President of Northeast Investors Growth Fund and Northeast
Age: 44                             Officer             Investors Trust
Years of Service: 10


                                    Independent Trustees

John C. Emery                       Trustee             Of Counsel, Law Firm of Sullivan & Worcester LLP; President of
Age:  80                                                Boston Investment Company
Years of Service: 30

Michael Baldwin                     Trustee             Partner, Baldwin Brothers, Registered Investment Advisor
Age: 70
Years of Service: 11

F. Washington Jarvis                Trustee             Headmaster Emeritus at Roxbury Latin School
Age: 71
Years of Service: 7

         * The Trustees serve until their resignation or the appointment of a successor and the officers serve at the pleasure of the Trustees.
         ** Mr. Oates is an interested Trustee because of his affiliation with the Fund's investment adviser.

The following is additional information about the background of each of the Trustees:

Interested Trustee

Mr. Oates

        Mr. Oates has been the principal portfolio manager and Chief Executive Officer of the Fund since its inception in 1980. He is also a co-founder and principal portfolio manager for Northeast Investment Management, Inc., a manager of private accounts, and has been an investment professional for more than 40 years.

Independent Trustees

Mr. Baldwin

        After previously working at Morgan Guaranty, in 1974 Mr. Baldwin founded Baldwin Brothers Inc., an asset manager servicing both private accounts and private investment companies.

Mr. Emery

        Mr. Emery became a partner in the law firm of Sullivan and Worcester, LLP in 1968; he counsels clients on all issues relating to their wills, trusts and gifts with particular emphasis on taxation. He also settles estates and administers trusts.

Mr. Jarvis

        Mr. Jarvis served for 30 years as Headmaster of Roxbury Latin School, where he was responsible for executive and management oversight of all aspects of the School.

        The majority of the Fund's Board of Trustees (the "Board") are Independent Trustees. The Board has overall responsibility for overseeing the investment program of the Fund and its management and operations. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the directors of an investment company registered under the 1940 Act organized as a corporation and has authority to oversee and establish policies regarding the management, conduct and operation of the Fund's business. The Board has not designated a Chairman.

        The Board has two standing committees: the Audit Committee, and the Nominating and Governance Committee, each of which consists of Messrs. Baldwin, Emery and Jarvis. These committees are therefore composed entirely of Independent Trustees, and all of the Independent Trustees serve on each committee. The Audit Committee assists the Board in fulfilling its responsibilities for accounting and financial reporting practices and provides a channel of communication between the Board and the Fund's independent accountants. The provision of audit and non-audit services by the Fund's independent accountants is subject to prior approval by the Audit Committee.
The Nominating and Governance Committee considers candidates for Trustee and reviews matters relating to Board governance. The Nominating and Governance Committee will consider the experience, qualifications, attributes and skills of Trustee nominees and Trustees when looking to fill vacant Board or committee seats and will consider the benefits of a diverse Board in enhancing its oversight of management performance, particularly in today's global investment environment. The Committee has not established a procedure for shareholders to nominate trustees.

        The Fund believes that its leadership structure is appropriate because it provides for the effective, independent oversight of management on behalf of the Fund's shareholders by having the independent Trustees as a majority of the Board and through their exclusive service on all committees. The Board conducts a self-evaluation annually, which includes an evaluation of the effectiveness of the Board and its committee structure. In addition, the Independent Trustees have engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund.

        Senior management, on a regular basis, undertakes risk assessments aimed at identifying key risks that the Fund may face, as described in the Fund's prospectus, the probability of occurrence of those risks and the potential impact. The Board and senior management have active discussions regarding the risks to which the Fund is subject. The Board reviews the Fund's portfolio and regular reports provided to it that integrate strategy and operational and investment initiatives with risk exposures.

        As part of its oversight, the Board assesses the quality of information it is receiving, how well this information provides a basis for evaluating the risk factors affecting the Fund, as described in the Fund's prospectus, how management evaluates risk, and the quality of the risk management oversight structure. The Board engages in open discussions with management on how economic factors affect or may affect the Fund's performance. It reviews the Fund's periodic and current reports and prospectuses, with a particular focus on risk disclosures. In addition, as deemed appriopriate, the Board or the Independent Trustees engage counsel or other parties to advise them on matters relating to risks associated with the Fund's operations.


         The Trustees, including the Trustees who are not "Interested Persons" acting separately, acted to approve the Fund's investment advisory contract with Northeast Management and Research, Inc. (NMR). The factors considered by the Trustees included among others the nature, quality and extent of services provided by NMR to the Fund, investment performance both of the Fund itself and relative to appropriate peer groups and market indices, investment management fees, expense ratios and asset sizes of the Fund itself and relative to appropriate peer groups, NMR's profitability from managing the Fund before marketing expenses paid by NMR, possible economies of scale and possible financial and other benefits to NMR from serving as investment adviser. Based upon its review, the Trustees concluded that it is in the best interest of the Fund to continue the investment advisory contract with NMR. In reaching this conclusion the Trustees made the following determinations: (1) NMR has demonstrated competitive return results versus both its peer group and relative market index for the 1, 3, 5 and 10 year periods (2) the expense ratio and management fee remain comparable to the category average and (3) NMR utilizes the necessary resources, capabilities, and personnel required to manage the Fund effectively. Additional information is available in the Fund's Semiannual Report to Shareholders for the period ending June 30, 2010.

         The following table shows the dollar range of shares of the Fund beneficially owned by each Trustee and Portfolio Manager.

Name of Trustees and Portfolio Managers                              Dollar Range of Equity Securities in the Fund

Trustee Who Is an "Interested Person" of the Fund and Portfolio Managers

William A. Oates, Jr.                                                Over $1,000,000
John F. Francini                                                     Between $50,001 - $100,000
Nancy M. Mulligan                                                    Between $50,001 - $100,000

Trustees Who Are Not "Interested Persons" of the Fund

F. Washington Jarvis                                                 Over $100,000
John C. Emery                                                        Between $50,001 - $100,000
Michael Baldwin                                                      Between $10,001 - $50,000



         The total number of shares owned beneficially by the Trustees, officers and members of their immediate families on December 31, 2010 was 189,091.702 shares (3.57%).




                           ADVISORY AND SERVICE CONTRACT

         Northeast Management & Research Company, Inc. ("NMR") serves the Fund pursuant to an Advisory and Service Contract. Under its terms, NMR is required to provide an investment program within the limitations of the Fund's investment policies and restrictions, and is authorized in its discretion to buy and sell securities on behalf of the Fund.

         NMR pays certain executive and administrative salaries of the Fund and provides office space for the Fund, with the following expenses borne by the
Fund: (a) taxes and other governmental charges, if any, (b) interest on borrowed money, if any, (c) legal fees, (d) auditing fees, (e) insurance premiums, (f) dues and fees for membership in trade associations, if any,
(g) fees and expenses of registering and maintaining registrations by the Fund of its shares with the Securities and Exchange Commission and of preparing reports to government agencies and expenses of registering shares under Federal and state laws and regulations, (h) fees and expenses of trustees not affiliated with or interested persons of NMR, (i) fees and expenses of the custodian,
(j) expenses of acting as its own dividend disbursing agent and transfer agent, (k) issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party, (1) cost of reports to shareholders and expense of shareholders' meetings, including the mailing and preparation of proxy material, and trustees meetings, and (m) the cost of share certificates representing shares of the Fund. The Fund also pays all brokers' commissions in connection with its portfolio transactions.

         The Fund is also liable for such non-recurring expenses as may arise, including litigation to which the Fund may be a party. The Fund may have an obligation to indemnify its officers and trustees with respect to such litigation.

         The Fund pays NMR a fee at the end of each month calculated by applying a monthly rate, based on an annual percentage fee of 1% of the Fund's average daily net assets for the month up to and including $10,000,000, 3/4 of 1% of such average daily net assets for the month above $10,000,000 up to and including $30,000,000 and 1/2 of 1% of such average daily net assets for the month in excess of $30,000,000 during such month.

         For 2010, 2009 and 2008, respectively, the advisory fee was $541,726, $509,131, and $681,888.

         The following table shows the aggregate compensation paid during the fiscal year ended December 31, 2010 to the Trustees, President and Officers of the Fund.

Name and Position                                           Aggregate Compensation Paid by the Fund

William A. Oates, Jr. President & Trustee                      $0.00
Gordon C. Barrett, for services as Senior Vice President &   $55,380
Chief Financial Officer
Robert B. Minturn, Clerk & Vice President                      $0.00
John C. Emery, Trustee                                       $10,000
Michael Baldwin, Trustee                                     $10,000
F. Washington Jarvis, Trustee                                $10,000

The Fund is not currently providing retirement benefits to any Trustee.
         As principal portfolio manager of the Fund, Mr. Oates receives an annual base salary from NMR; he owns an equity interest in NMR. John Francini and Nancy Mulligan receive no compensation from NMR with respect to their services as portfolio managers.

         Mr. Oates, Mr. Francini and Ms. Mulligan also provide portfolio management services to clients of Northeast Investment Management, Inc. ("NIM"); Mr. Oates provides such services to approximately 890 accounts having assets of approximately $840 million, Mr. Francini to approximately 560 accounts having assets of approximately $450 million and Ms. Mulligan to approximately 540 accounts having assets of approximately $450 million. None of such accounts have interests which conflict with the Fund, as they generally utilize a similar investment strategy of highly liquid, freely tradable securities, and none of them have incentive or performance based advisory fees. Messrs. Oates and Francini and Ms. Mulligan each receives an annual base salary and bonus from NIM, which may be affected by NIM's profitability, and benefits generally available to other NIM employees.

           CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The custodian for the Fund is State Street Bank & Trust Company,
200 Clarendon Street, Boston, Massachusetts. The custodian maintains custody of the Fund's assets. The Fund acts as its own Transfer and Shareholder Servicing Agent.

         The independent registered public accounting firm for the Fund is Ernst & Young LLP, 200 Clarendon Street, Boston, Massachusetts. Ernst & Young LLP audits the Fund's annual financial statements included in the annual report to shareholders, consents to the use of their report relating to the financial statements and financial highlights on the Fund's filings with the Securities and Exchange Commission and prepares the Fund's federal income and excise tax returns.


                                    BROKERAGE

         Decisions to buy and sell securities for the Fund and as to assignment of its portfolio business and negotiation of its commission rates are made by NMR. It is NMR's policy to obtain the best security price available, and, in doing so, NMR assigns portfolio executions and negotiates commission rates in accordance with the reliability and quality of a broker's services and their value and expected contribution to the performance of the Fund. In order to minimize brokerage charges, the Fund seeks to execute portfolio transactions with the principal market maker for the security to which the transaction relates in the over-the-counter market unless it has been determined that best price and execution are available elsewhere. Such portfolio transactions may be carried out with broker-dealers that have provided NMR or the Fund with research and other investment related services. Such services may include furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing portfolio analyses and reports concerning issuers, industries, securities, economic factors and trends; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). It is not, however, NMR's policy to pay a higher net price to a broker-dealer or receive a lower net price from a broker-dealer solely because it has supplied such services. During 2010, 2009, and 2008 the Fund paid brokerage commissions of $26,501, $69,225 and $84,304 respectively. All such portfolio transactions completed by the Fund during the year ended December 31, 2010 were carried out with broker-dealers that have provided the Fund with research or other investment related services.


                            PRICE AND NET ASSET VALUE

         It is the current policy of the Fund that the public offering price of shares of the Fund equals their net asset value, the Fund receiving the full amount paid by the investor. The net asset value is determined as of the close of the New York Stock Exchange on each day that the Exchange is open. It is the only price available to investors whose orders were received prior to the close of the Exchange on that day. The price to investors whose applications for purchase are received after the close of the New York Stock Exchange or on a non-business day will be the net asset value next determined. The net asset value of the Fund's shares is determined by dividing the market value of the Fund's securities, plus any cash and other assets (including dividends accrued) less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares outstanding. Securities and other assets for which market quotations are readily available are valued at market values determined on the basis of the last quoted sale prices prior to the close of the New York Stock Exchange (or the last quoted bid prices in the event there are no sales reported on that day) in the principal market in which such securities normally are traded as publicly reported or furnished by recognized dealers in such securities. Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Securities may also be valued on the basis of valuations furnished by a pricing service that uses both dealer supplied valuations and evaluations based on expert analysis of market data and other factors if such valuations are believed to reflect more accurately the fair value of such securities. For a further description of the Fund's fair value pricing methodologies, see the Prospectus. An adjustment will be made for fractions of a cent to the next highest cent. The Fund makes no special payment for the daily computation of its net asset value.

         As indicated in the Prospectus, purchase and redemption orders may be received on behalf of the Fund by brokers. In certain such cases, where the Fund has authorized such transactions (i) such broker may be authorized to designate other intermediaries to receive purchase and redemption orders for the fund; (ii) the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, receives the order; and (iii) customer orders will be priced at the Fund's net asset value next computed after they are received by an authorized broker or the broker's authorized designee.

                                SHAREHOLDER PLANS
Open Accounts

         Upon making an initial investment (minimum amount $1,000), a shareholder will automatically have an open account established for him on the books of the Fund. Once any account is opened there is no limitation to the size or frequency of investment. The shareholder will receive a confirmation from the Fund of this and each subsequent transaction in his account showing the current transaction and the current number of shares held. A shareholder may make additional investments in shares of the Fund at any time by ordering the Fund shares at the then applicable public offering price. Share certificates which have been issued to a shareholder may be returned to the Fund at any time for credit to the shareholder's open account. Shares held in an open account may be redeemed as described in the Prospectus under "Selling Shares". Income dividends and capital gains distributions are credited in shares on the payment date (which may be different than the record date) at the applicable record date closing net asset value, unless a shareholder has elected to receive all income dividends and/or capital gains distributions in cash.

Automatic Investment and Withdrawal Plans

         These Plans have been developed to accommodate those who wish to make purchases or sales of shares of the Fund on a continuing basis without the imposition of any fee or service charge. Subject to the initial investment minimum of $1,000, any shareholder maintaining open account may request in his application or otherwise in writing that investments be made through automatic deductions (minimum $50) from his bank checking or savings account or that withdrawals be made automatically with the redemption price paid by check or electronic funds transfer. The shareholder may cancel his participation in either Plan at any time, and the Fund may modify or terminate either Plan at any time.

         An investor should understand that he is investing in a security, the price of which fluctuates, and that under the Plans he will purchase or sell shares regardless of their price level and that if he terminates the Plan and sells his accumulated shares at a time when their market value is less than his cost, he will incur a loss. In the case of the Automatic Investment Plan, he should also take into account his financial ability to continue the Plan through periods of low prices and understand that the Plan cannot protect him against loss in declining markets.


                         TAX-ADVANTAGED RETIREMENT PLANS

         In addition to regular accounts, the Fund offers tax-advantaged retirement plans which are described briefly below. Contributions to these plans are invested in shares of the Fund; dividends and other distributions are reinvested in shares of the Fund. Contributions may be invested in shares of Northeast Investors Trust as well as shares of the Fund.

         Contributions to these retirement plans, within the limits and circumstances specified in applicable provisions of the Internal Revenue Code, are excludable or deductible from the participant's income for federal income tax purposes. In addition, non-deductible or after-tax contributions may be made to these retirement plans to the extent permitted by the Internal Revenue Code. Reinvested dividends and other distributions accumulate free from federal income tax while the shares of the Fund are held in the plan. Distributions from these plans are generally included in income when received; however, after-tax or non-deductible contributions may be recovered without additional federal income tax. Premature distributions, insufficient distributions after age 70 1/2 or excess contributions may result in penalty taxes.

         State Street Bank & Trust Company serves as trustee or custodian of each of the following plans. It is entitled to receive specified fees for its services. Detailed information concerning each of the following plans (including schedules of trustee or custodial fees) and copies of the plan documents are available upon request to the Fund at its offices.

         An individual investor or employer considering any of these retirement plans should read the detailed information for the plan carefully and should consider consulting an attorney or other competent advisor with respect to the requirements and tax aspects of the plan.

Traditional IRA , Roth IRA and Education Savings Account

         An individual may open his own Individual Retirement Account (IRA), Roth IRA, or Education Savings Account using a custodial account form approved for this purpose by the IRS. An individual may have an IRA even though he is also an active participant in a pension or profit-sharing plan or certain other plans. However, depending on the individual's adjusted gross income and tax return filing status, contributions for an individual who is an active participant in another plan may be partially or entirely non-deductible. Contributions to a Roth IRA are non-deductible, but income and gains accumulate free of income tax and distributions after age 59 1/2 are generally not taxable. An Education Savings Account can be established only for a Designated Beneficiary who is under age 18 as a method of saving for education expenses. Contributions to an Education Savings Account are non-deductible, but income and gains accumulate free of income tax and distributions are not taxable as long as the amount withdrawn is used for qualified educational expenses.


                    DIVIDENDS, DISTRIBUTIONS & FEDERAL TAXES

         It is the Fund's policy to distribute net investment income and net realized capital gains on sales of investments (less any available capital loss carryforwards) annually. Dividends and distributions are credited in shares of the Fund unless the shareholder elects to receive cash.

         Any dividends or distributions paid shortly after a purchase of shares by an investor will have the effect of reducing the per share net asset value of his shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to income taxes.

         It is the policy of the Fund to distribute its net investment income and net realized gains for each year in taxable dividends and capital gain distributions so as to qualify as a "regulated investment company" under the Internal Revenue Code. The Fund did so qualify during its last taxable year.

         A regulated investment company which meets the diversification of assets and source of income requirements prescribed by the Internal Revenue Code is accorded conduit or "pass through" treatment if it distributes to its shareholders at least 90% of its taxable income exclusive of net capital gains, i.e., it will be taxed only on the portion of such income which it retains.

         To the extent that a regulated investment company distributes the excess of its net long-term capital gain over its net short-term capital loss (including any capital loss carry-over from prior years), such capital gain is not taxable to the company but it is taxable to the shareholder.

         Income dividends and capital gain distributions are taxable as described, whether received in cash or additional shares. Shareholders who have not supplied the Fund with appropriate information with respect to their tax identification or social security number or who are otherwise subject to back-up withholding may have 28% of distributions withheld by the Fund.

         The foregoing discussion relates to federal income taxation. Dividends and capital gain distributions may also be subject to state and local taxes, and shareholders should consult with a qualified tax advisor.


                             ADDITIONAL INFORMATION


                                SECURITY LENDING

The Fund may seek additional income by lending portfolio securities to qualified institutions that have a value of up to 33 1/3% of the Fund's assets. The Fund will receive cash as collateral in an amount at least equal to 102% of the current market value of the loaned securities. The collateral will be invested in the State Street Navigator Securities Lending Prime Portfolio. By reinvesting the cash it receives in these transactions, the Fund could magnify any gain or loss it realizes on the underlying investment. If the borrower fails to return the securities and the collateral is insufficient to cover the loss, the Fund could lose money.

Loans of portfolio securities of the Fund will be made, if at all, in conformity with applicable federal and state rules and regulations, including the coverage test referred to above. While there may be delays in the recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Fund's management to be of good standing and will not be made unless, in the judgment of the Fund's management, the consideration to be earned from such loans would justify the risk. The purpose of such loan transactions is to afford the Fund an opportunity to continue to earn income on the securities loaned and at the same time to earn income on the collateral held by it. While voting rights are passed along with securities on loan, the Fund has the right to terminate any loan for the purpose of voting proxies and will exercise that right if a matter material to its investment is being voted upon.


                              REPURCHASE AGREEMENTS

         The Fund may buy securities with the understanding that the seller will buy them back with interest at a later date. If the seller is unable to honor its commitment to repurchase the securities, the Fund could lose money.

                                    LEVERAGE

         In order to raise additional funds for investment or to avoid liquidating securities to meet cash needs, such as for redemptions, the Fund may borrow money from banks. The ability to borrow permits the Fund to minimize cash not invested. Any investment gains made with the additional funds in excess of the interest paid will cause the net asset value of the Fund shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional funds fails to cover their costs to the Fund, the net asset value of the fund will decrease faster than would otherwise be the case. If, for example, the Fund makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value to $800, the Fund would have a loss of $200 on an $800 investment, or 25% of the amount invested.

         The amount of leverage to be outstanding at any one time cannot be estimated in advance since the Fund may vary the amount of borrowings from time to time, including having no borrowing at all. Under the Investment Company
Act of 1940, as amended, the Fund is required to maintain asset coverage of 300% of outstanding borrowings and could be required to liquidate portfolio securities to reduce borrowings if this requirement is not met.

                                 CAPITAL SHARES

         The Fund has only one class of securities--shares of beneficial interest without par value--of which an unlimited number are authorized. Each share has one vote and when issued, is fully paid and nonassessable. Fractional shares may be issued and when issued, have the same rights proportionately as full shares. The shares are transferable by endorsement or stock power in the customary manner, but the Fund is not bound to recognize any transfer until it is recorded on the books of the Fund. Each share is entitled to participate equally in any dividends or distributions declared by the Trustees. In the event of liquidation of the Fund, the holders of shares are entitled to all assets remaining for distribution after satisfaction of all outstanding liabilities. Distributions would be in proportion to the number of shares held. No shares carry any conversion, subscription, or other preemptive rights.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust provides that the Trustees shall have no power to bind the shareholders personally and requires that all contracts and other instruments shall recite that the same are executed by the Trustees as Trustees and not individually and that the same are executed by the Trustees as not binding upon the Fund's assets. The Fund is advised by counsel (Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C.) that under the applicable Massachusetts decisions, no personal liability can attach to the shareholders under contracts of the Fund containing this recital. Moreover, the Declaration of Trust provides that any shareholder of the Fund shall be indemnified by the Fund for all loss and expense incurred by reason of his being or having been a shareholder of the Fund. Thus the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations.

                             PROXY VOTING GUIDELINES

         Written guidelines have been established for proxy voting by the Board of Trustees of the Fund. The purpose of these guidelines is simple: to promote the accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to increase disclosure of a company's business and operations.

The proxy voting guidelines generally address proposals submitted to shareholders of six types:

1) Proposals seeking approval of equity-based compensation, including stock option plans
2)       Proposals relating to changes in corporate control
3)       Proposals that affect shareholder rights, including voting rights
4)       Proposals for the election of directors
5)       Proposals relating to social and corporate responsibility issues
6)       Proposals for the approval of independent auditors



Equity-based Compensation Plans


         In general, the Fund opposes stock-related compensation unless it is a reasonably designed plan that aligns the interests of corporate management with those of shareholders by providing officers and employees with an incentive to increase shareholder value. It will consider the dilutive effects, pricing and re-pricing issues and other factors in voting on specific proposals. The Fund will vote in favor of proposals for the expensing of stock options.

Corporate Control

         The Fund generally opposes measures that are designed to prevent or obstruct corporate takeovers. Such measures tend to entrench current management. We believe the active trading of a company's securities and the potential transfer of corporate control through takeover - hostile or otherwise
- must generally be permitted to occur. In the case of shareholder rights plan, often referred to as "poison pills", we believe the best approach is for the company to put its case to shareholders by letting them vote on a plan. We will carefully review proposals to increase capital stock and generally oppose so-called "blank check" preferred stock. We favor non-classified boards of directors.

Shareholder Rights

         The Fund views the exercise of shareholders' rights - including the rights to act by written consent, to call special meetings and to remove directors - to be fundamental to corporate governance. We generally favor cumulative voting and confidential voting and oppose supermajority voting and dual class capitalizations.

Election of the board of directors

         The Fund believes the election of directors and an independent board is key to good corporate governance. Directors are expected to be competent, qualified individuals and they should be accountable, responsive to shareholders and should exercise reasonable judgment. The Fund supports an independent board of directors and generally prefers that committees such as audit and nominating committees be comprised of independent members.


Corporate and social policy issues

         The Fund believes that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the corporation's board of directors. Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. Ordinarily the Fund would not vote for such proposals unless supported by management.


Approval of independent registered public accounting firm

         The Fund believes that the relationship between the company and its independent registered public accounting firm should be limited primarily to the audit engagement although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence.

Potential Conflicts of Interest

         In the event that any matter for which a proxy is solicited creates a potential conflict of interest between interests of the shareholders of the Fund, on the one hand, and any affiliated person of the Fund, on the other, the voting of such proxy will be referred to the Trustees of the Fund who are not "interested persons" of the Fund as such term is defined under the Investment Company Act of 1940 (the "independent Trustees"); if the potential conflict is with an independent Trustee, such Trustee will abstain from voting on the matter.

         The foregoing is a summary. A copy of the complete Proxy Voting Guidelines and, when available, the Fund's voting record may be obtained by calling the toll free number in the address set forth on the cover page of this Statement of Additional Information and at the web site of the Securities and Exchange Commission (www.sec.gov).

                       HISTORICAL PERFORMANCE INFORMATION

         From time to time, the Fund may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                [OBJECT OMITTED]

                  Where:

                  P =      a hypothetical initial payment of $1,000
                  n =      number of years
                  ERV =    ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1,5 or 10 year periods
                          (or fractional portion thereof)

         The calculation of average annual total return assumes the reinvestment
of all dividends and distributions.   The Fund may also advertise total return
(a "nonstandardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of the total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation may also indicate average annual compounded rates of return over periods other than those specified for average annual total return. A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above. The Fund's total returns for the one, five and ten year periods ended December 31, 2010 are set forth in the Prospectus.

         From time to time, the Fund may also advertise its yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2[(a-b/cd + 1)6 - 1]
         Where:

         a =      dividends and interest earned during the period
         b =      expenses accrued for the period (net of reimbursements)
         c =      the average daily number of shares outstanding during the
                  period that were entitled to receive dividends.
         d =      the maximum offering price per share on the last day of the period

         Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized.

         The performance quotations described above are based on historical experience and are not intended to indicate future performance.


         To help investors better evaluate how an investment in the Fund might satisfy their investment objective, advertisements regarding the Fund, as well as other publications, may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance or other information prepared by recognized mutual fund statistical services. Advertisements and other publications may also compare Northeast Investors Growth Fund's performance to performance as reported by other indices and averages or other investments for which reliable performance information, and will be made available to investors upon request and without charge.

                              FINANCIAL STATEMENTS

The following financial statements are included in this Statement of Additional
Information:

         1.    Schedule of Investments as of December 31, 2010

         2.    Statement of Assets and Liabilities as of December 31, 2010

         3.    Statement of Operations for the Year Ended December 31, 2010

         4. Statements of Changes in Net Assets for each of the two years in the period ended December 31, 2010

         5.    Notes to Financial Statements for the year ended
               December 31, 2010

         6. Report of Ernst & Young LLP, Independent Registered Public Accounting Firm


Schedule of Investments December 31, 2010

                                                Number          Market  Percent
Common Stock Sector                             of              Value   of Net
Name of Issuer                                  Shares         (Note B) Assets
-------------------------------------------------------------------------------

Consumer Discretionary
-------------------------------------------------------------------------------
Amazon.com, Inc.^ . . . . . . . . . . . . . . . 4,000       $ 720,000
Ford Motor Co.^ . . . . . . . . . . . . . . . 122,500       2,056,775
McDonald's Corp.* . . . . . . . . . . . . . .. 28,600       2,195,336
Nike, Inc.# . . . . . . . . . . . . . . . . .. 26,100       2,229,462
Walt Disney Co. . . . . . . . . . . . . . . .. 48,475       1,818,297
                                                           ----------
                                                            9,019,870   9.67%

Consumer Staples
-------------------------------------------------------------------------------
Nestle SA* . . . . . . . . . . . . . . . . . . 34,000       1,999,880
PepsiCo, Inc.* . . . . . . . . . . . . . . . . 26,900       1,757,377
Procter & Gamble Co.* . . . . . . . . . .  . . 21,300       1,370,229
                                                           ----------
                                                            5,127,486   5.50%

Energy
-------------------------------------------------------------------------------
Apache Corp. . . . . . . . . . . . . . .   . . 16,400       1,955,372
Chevron Corp.* . . . . . . . . . . . . . . . . 18,500       1,688,125
EnCana Corp. . . . . . . . . . . . . . . . . . 43,100       1,255,072
Exxon Mobil Corp.* . . . . . . . . . . . . . . 25,782       1,885,180
National Oilwell Varco, Inc. . . . . . . . . . 34,500       2,320,125
Occidental Petroleum Corp. . . . . . . . . . . 19,900       1,952,190
Schlumberger Ltd. . . . . . . . . . . . . . .. 29,800       2,488,300
                                                           ----------
                                                           13,544,364   14.52%

Financials
-------------------------------------------------------------------------------
Citigroup, Inc.^. . . . . . . . . . . . . . . 331,200       1,566,576
CME Group, Inc. . . . . . . . . . . . . . . . . 5,150       1,657,012
Eaton Vance Corp.* . . . . . . . . . . . . . . 54,600       1,650,558
Fifth Third Bancorp . . . . . . . . . . . . . 147,000       2,157,960
Goldman Sachs Group . . . . . . . . . . .. . . 15,400       2,589,664
JPMorgan Chase & Co. . . . . . . . . . . . . . 54,500       2,311,890
T. Rowe Price Group, Inc.* . . . . . . . . . . 33,700       2,174,998
Wells Fargo & Co. . . . . . . . . . . . .. . . 47,000       1,456,530
                                                           ----------
                                                           15,565,188   16.69%

Health Care
-------------------------------------------------------------------------------
Johnson & Johnson . . . . . .  . . . . . . . . 24,800       1,533,880
Medco Health Solutions, Inc.^ . . . . . . . .. 25,400       1,556,258
Novartis AG, ADR# . . . . . . . . . . . . . .. 21,000       1,237,950
Pfizer, Inc. . . . . . . . . . . . . . . . . . 89,000       1,558,390
Teva Pharmaceutical Industries Ltd. . . . . .  28,000       1,459,640
                                                           ----------
                                                            7,346,118   7.88%

Industrials
-------------------------------------------------------------------------------
Danaher Corp.* . . . . . . . . . . . . . . . . 59,800       2,820,766
Deere & Co.* . . . . . . . . . . . . . . . . . 38,050       3,160,053
Emerson Electric Co.*. . . . . . . . . . . . . 48,400       2,767,028
General Electric Co. . . . . . . . . . . . . .123,000       2,249,670
Union Pacific Corp. . . . . . . . . . . . . . .17,900       1,658,614
United Technologies Corp.* . . . . . . . . . . 30,500       2,400,960
                                                           ----------
                                                           15,057,091   16.15%

Information Technology
-------------------------------------------------------------------------------
Akamai Technologies, Inc.^# . . . . . . . .  . 57,400       2,700,670
Apple, Inc.^ . . . . . . . . . . . . . . . . . 10,100       3,257,856
Corning, Inc.* . . . . . . . . . . . . . . . .108,100       2,088,492
Google, Inc., Class A*^ . . . . . . . . . . . . 5,400       3,207,438
International Business Machines Corp. . . . .  18,000       2,641,680
Juniper Networks, Inc.^ . . . . . . . . . . .  45,500       1,679,860
Oracle Corp. . . . . . . . . . . . . . . . . . 58,000       1,815,400
Qualcomm, Inc. . . . . . . . . . . . . . . . . 37,500       1,855,875
                                                           ----------
                                                           19,247,271   20.64%

Materials
-------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold, Inc. . . . . . 16,500       1,981,485
United States Steel Corp.# . . . . . . . . . . 19,300       1,127,506
Vale SA . . . . . . . . . . . . . . . . . . .. 35,000       1,209,950
                                                           ----------
                                                            4,318,941    4.63%

Telecommunication Services
-------------------------------------------------------------------------------
America Movil, ADR . . . . . . . . . . . . . . 29,500       1,691,530
American Tower Corp., Class A^ . . . . . . . . 46,431       2,397,697
                                                           ----------
                                                            4,089,227   4.38%

Total Common Stocks (Cost-$66,604,911). . . . . . . . . . $93,315,556 100.06%
                                                          -----------
Repurchase Agreement
-------------------------------------------------------------------------------
State Street Bank & Trust Co. Repurchase
Agreement, 0.01% due 1/3/11 @. . . . . . . . . . . . . . . . . 68,077
                                                          -----------
Total Repurchase Agreement (Cost-$68,077) . . . . . . . . .  $ 68,077   0.07%

Cash Equivalents
-------------------------------------------------------------------------------
State Street Bank & Trust Navigator Prime~ . . . . . . . .  5,085,407
                                                          -----------
Total Cash Equivalents (Cost-$5,085,407) . . . . . . .    $ 5,085,407   5.45%

Total Investment Portfolio (Cost-$71,758,395) . . . .      98,469,040 105.58%
                                                          -----------
Net Other Assets and Liabilities . . . . . . . . . . . . . (5,205,259) -5.58%
Total Net Assets. . . . . . . . . . . . . . . . . . . . . $93,263,781 100.00%

^ Non-income producing security
* All or a portion of this security is pledged to collateralize short-term borrowings, when utilized
# All or a portion of this security is currently out on loan (See Note I)
@ Acquired on December 31, 2010. Collateralized by $73,777 of market value of U.S. Government mortgage-backed securities due through 9/25/2039. The maturity value is $68,077
~ Security held as collateral for securities on loan

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
December 31, 2010

Assets
-------------------------------------------------------------------------------
Investments - at market value (including securities loaned of $4,954,523)
(cost $71,758,395) . . . . . . . . . . . . . . . .. . . . . . . . . $98,469,040
Dividends receivable . . . . . . . . . . . . . . . . . . . . . . . . . . 81,394
Receivable for shares sold. . . . . . . . . . . . . . . . . . . . . . . . . 165
Other receivables . . . . . . . . . . . . . .. . . . . . . . . . . . . . 15,587
                                                                    -----------
Total Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98,566,186

Liabilities
-------------------------------------------------------------------------------
Collateral on securities loaned, at value . . . . . . . . . . . . . . 5,085,407
Payable for shares repurchased . . . . . . . . . . . . . . . . . . . . . 87,922
Accrued audit expense . . . . . . . . . . . . .  . . . . . . . . . . . . 52,067
Accrued investment advisory fee . . . . . . . . .  . . . . . . . . . . . 47,895
Accrued other expenses . . . . . . . . . . . . . . . . . . . . . . . . . 29,114
                                                                    -----------
Total Liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . 5,302,405

Net Assets . . . . . . . . . . .. . . . . . . . . . . . . . . . . . $93,263,781
                                                                    -----------
Net Assets Consist of:
Capital paid-in . . . . . . . . . . . . . . . . . . . . . . . . . . $71,838,528
Accumulated net realized gain (loss) . . . . . . . . . . . . . . . . (5,285,392)
Net unrealized appreciation (depreciation) of investments . . . . .  26,710,645
                                                                    -----------
Net Assets . . . . . . . . . . . . . . . . . .. . . . . . . . . . . $93,263,781
                                                                    -----------

Net Asset Value, offering price and redemption price per share
($93,263,781/5,299,197 shares) . . . . . . . . . . . . . . . . . . . . . $17.60

The accompanying notes are an integral part of the financial statements.


Statement of Operations
Year Ended December 31, 2010

Investment Income

Dividend Income . . . . . . . . . . . . . . . . . . . . . .  . . . . $1,240,253
Security Lending Income . . . . . . . . . . . . . . . . . . . . . . . . . 9,112
Interest Income . . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . 26
Other Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10,595
                                                                     ----------
Total Income . . . . . . . . . . . . . . . . . . . . . . . . .  . . . 1,259,986

Expenses
Investment advisory fee . . . . . . . . . . . . . . . . . . . .. . . . $541,726
Administrative expenses and salaries . . . . . . . . . . . . .  . . . . 252,271
Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . 113,554
Audit fees. . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 82,125
Printing, postage, and stationery . . . . . . . . . . . . . . .. . . . . 47,750
Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . . 41,975
Registration and filing fees . . . . . . . . . . . . . . . . . . . . . . 36,500
Trustee fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30,000
Computer and related expenses . . . . . . . . . . . . . . . . .. . . . . 29,625
Telephone expense. . . . . . . . . . . . . . . . . . . . . . . . . . . . 14,750
Commitment fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14,487
Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12,410
Interest fee . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . . 4,811
Miscellaneous fees . . . . . . . . . . . . . . . . . . . . . .  . . . . . 8,600
                                                                     ----------
Total Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . $1,230,584
                                                                     ----------
Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . $29,402
                                                                     ----------

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) from investment transactions . . . . . . .. $2,488,231
Change in unrealized appreciation (depreciation) of investments . .. 10,777,800
                                                                     ----------
Net gain (loss) on investments . . . . . . . . . . . . . . . . . . . 13,266,031
                                                                     ----------
Net increase (decrease) in net assets resulting from operations . . $13,295,433

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                                        Year Ended      Year Ended
                                                                        December 31,    December 31,
                                                                        2010            2009
Increase (Decrease) in Net Assets

From Operations:
Net investment income (loss) . . . . . . . . . . . . . . . . . . .. . . $29,402         $134,876
Net realized gain (loss) from investment transactions . . . . . . . . 2,488,231       (4,375,255)
Change in unrealized appreciation (depreciation) of investments . .  10,777,800       25,837,129
                                                                     ----------       ----------
Net Increase (Decrease) in Net Assets
Resulting from Operations . . . . . . . . . . . . .. . . . . . . . . 13,295,433       21,596,750
                                                                     ----------       ----------
Distributions to Shareholders
From net investment income . . . . . . . . . . . . . . . . . . . . . . (164,278)               -
Total Distributions to Shareholders . . . . . . . . . . . . . . . . .. (164,278)               -

From Net Fund Share Transactions . . . . . . . . . . . . .  . . . . (12,231,152)      (7,686,398)
                                                                    -----------       ----------
Total Increase (Decrease) in Net Assets . . . . . . . . . . . . . . . . 900,003       13,910,352

Net Assets:
Beginning of Period . . . . . . . . . . . . . . . . . . . . . .  . . 92,363,778       78,453,426
                                                                    -----------       ----------
End of Period. . . . . . . . . . . . . . . . . . . . . . . . . . . .$93,263,781      $92,363,778
                                                                    -----------       ----------
Undistributed Net Investment Income . . . . . . . . . . . . . . . . . . .     -         $134,876

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Note A-Organization

Northeast Investors Growth Fund (the "Fund") is a diversified, no-load, open-end, seriestype management investment company registered under the Investment Company Act of 1940, as amended. The Fund presently consists of one portfolio and is organized as a Massachusetts business trust.

The Fund's objective is to produce long term growth for its shareholders.

Note B-Significant Accounting Policies

Significant accounting policies of the Fund are as follows:

Valuation of Investments: Investments in securities traded on national securities exchanges are valued based upon closing prices on the exchanges. Securities traded in the over-the-counter market and listed securities with no sales on the date of valuation are valued at closing bid prices. Repurchase agreements are valued at cost with earned interest included in interest receivable. Other short-term investments, when held by the Fund, are valued at cost plus earned discount or interest which approximates market value.

Securities and other assets for which market quotations are not readily available (including restricted securities, if any) are valued at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies and factors used to fair value securities may include, but are not limited to, information of any recent sales, the analysis of the company's financial statements, quotations or evaluated prices from broker-dealers and/or pricing services and information obtained from analysts. The Fund may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Fund prices it's portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. At December 31, 2010 there were no securities priced at fair value as determined in good faith.

Security Transactions: Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Federal Income Taxes: No provision for federal income taxes is necessary since the Fund has elected to qualify under subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

The Fund has reviewed the tax positions for the open tax years as of December 31, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

State Income Taxes: Because the Fund has been organized by an Agreement and Declaration of Trust executed under the laws of the Commonwealth of Massachusetts, it is not subject to state income or excise taxes.

Distributions and Income: Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryovers and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. The Fund's Page 15 distributions and dividend income are recorded on the ex-dividend date. Interest income, which consists of interest from repurchase agreements, is accrued as earned.

Net Asset Value: In determining the net asset value per share, rounding adjustments are made for fractions of a cent to the next higher cent.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note C-Investment Advisory and Service Contract

The Fund has its investment advisory and service contract with Northeast Management & Research Company, Inc. (the "Advisor"). Under the contract, the Fund pays the Advisor an annual fee at a maximum rate of 1% of the first $10,000,000 of the Fund's average daily net assets, 3.4 of 1% of the next $20,000,000 and 1.2 of 1% of the average daily net assets in excess of $30,000,000, in monthly installments on the basis of the average daily net assets during the month preceding payment.

Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.
Messrs. John C. Emery, Michael Baldwin, and F. Washington Jarvis, the Fund's disinterested Trustees, are not officers or directors of the Advisor. The compensation of all disinterested Trustees of the Fund is borne by the Fund.

The Fund pays expenses, including the salaries of employees engaged in the following activities, related to its role as transfer, dividend paying and shareholder servicing agent.

Note D-Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments, other than short-term securities, aggregated $12,730,364 and $24,497,059, respectively, for the year ended December 31, 2010.

Note E-Shares of Beneficial Interest

At December 31, 2010, there was an unlimited number of shares of beneficial interest authorized with no par value. Transactions in shares of beneficial interest were as follows:

                                                December 31, 2010                       December 31, 2009
                                                Shares     Amount                       Shares     Amount

Shares sold . . . . . . . . . . . . . . . . .   94,619     $ 1,505,210                  261,500    $ 3,181,058
Shares issued to shareholders in
reinvestment of distributions from
net investment income and
realized gains from security
transactions . . . . . . . . . . . . . . .       8,317         144,718                        0              0
                                                ------      ----------                  -------    -----------
                                               102,936     $ 1,649,928                  261,500    $ 3,181,058

Shares repurchased . . . . . . . . . . .      (901,174)    $(13,881,080)               (848,930)   $(10,867,456)
                                               -------     -----------                  -------    -----------
Net Increase (Decrease). . . . . . . . .      (798,238)    $(12,231,152)               (587,430)   $ (7,686,398)

Note F-Repurchase Agreement

On a daily basis, the Fund invests any cash balances into repurchase agreements hypothecated by U.S. Government obligations. Securities pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement ensure that the market value of the collateral is sufficient in the event of default. However, in the event of default or bankruptcy by the other party to the agreement, realization and/ or retention of the collateral may be subject to legal proceedings.

Note G-Committed Line of Credit

Short-term bank borrowings, which do not require maintenance of compensating balances, are generally on a demand basis and are at rates equal to adjusted money market interest rates in effect during the period in which such loans are outstanding. At December 31, 2010, the Fund had an unused line of credit amounting to $10,000,000. In addition the Fund pays a commitment fee of 0.125% per annum, payable at the end of each quarter based on the unused portion of the line of credit. The committed line of credit may be terminated at the bank's option at the annual renewal date.

The following information relates to aggregate short-term borrowings during the year ended December 31, 2010:

Average amount outstanding (total of daily outstanding principal balances divided by number of days with debt outstanding during the period) . . $552,089
Weighted average interest rate . . . . . . . . . . . . . . . . . . . .  . 1.48%

Note H-Additional Tax Information

Dividends paid during the fiscal year ended December 31, 2010 were $164,278, and such dividends were classified for tax purposes as ordinary income. There were no dividends paid during 2009.

As of December 31, 2010 the components of accumulated earnings (losses) on a tax basis were as follows:
                                                                        2010
                                                                        ----
Capital loss carryforward* . . . . . . . . . . . . . .  . . . . . $ (4,274,091)
Timing Differences . . . . . . . . . . . . . . . . . .  . . . . . . . (592,955)
Unrealized gains (losses) - net . . . . . . . . . . . . . . . . . . 26,292,299
                                                                  -------------
Total accumulated earnings (losses) - net . . . . . . . . . . . . . $21,425,253

* The capital loss carryforward will expire as follows:

                                                                Expiration
Year                                                            Amount
----                                                            ----------
2017 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $(4,274,091)

At December 31, 2010 the Fund's Post October loss deferral was $(592,955).

At December 31, 2010 the Fund's aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

                                                                        2010
                                                                        ----
Tax cost . . . . . . . . . . . . . . . . . . . . .  . . . . . . . . $72,176,741
Gross unrealized gain. . . . . . . . . . . . . . . . . . . . . . . . 26,930,842
Gross unrealized loss . . . . . . . . . . . . . . .. . . . . . . . . . (638,543)
                                                                    -----------
Net unrealized security gain (loss) . . . . . . . . . . . . . . . . $26,292,299

Note I-Securities Lending

The Fund may seek additional income by lending portfolio securities to qualified institutions. The Fund will receive cash as collateral in an amount equal to at least 102% of the current market value of any loaned securities plus accrued interest. By reinvesting any cash collateral it receives in these transactions, the Fund could realize additional gains and losses. If the borrower fails to return the securities and the value of the collateral has declined during the term of the loan, the Fund will bear the loss. At December 31, 2010, the value of securities loaned and the value of collateral was $4,954,523 and $5,085,407, respectively. During the year ended December 31, 2010, income from securities lending amounted to $9,112.

Note J-Fair Value Measurements

Accounting Standards Codification ASC 820, "Fair Value Measurements and Disclosures" (ASC 820) established a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The various inputs that may be used to determine the value of the Fund's investments are summarized in the following fair value hierarchy:

Level 1 - Unadjusted quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments).

The following table summarized the Fund's investment as of December 31, 2010, based on the inputs used to value them.

                        Level 1         Level 2         Level 3         Total
                        -------         -------         -------         -----
Common Stock . . . . $93,315,556              -               -   $93,315,556
Cash Equivalents . . $ 5,085,407              -               -   $ 5,085,407
Repurchase Agreement . . . . . -        $68,077               -      $ 68,077
                     -----------        -------         -------   -----------
                     $98,400,963        $68,077               -   $98,469,040


Report of Independent Registered Public
Accounting Firm

The Board of Trustees and Shareholders of
Northeast Investors Growth Fund:

We have audited the accompanying statement of assets and liabilities of Northeast Investors Growth Fund (the Fund), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Northeast Investors Growth Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                        Ernst & Young LLP
Boston, Massachusetts
February 22, 2011